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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                       Date of Report:  December 19, 1996


                              MICRO WAREHOUSE, INC.



                             535 Connecticut Avenue
                           Norwalk, Connecticut  06854
                                 (203) 899-4000



          Delaware                      0-20730                  06-1192793
--------------------------------------------------------------------------------
  (State of Incorporation)        (Commission File No.)         (IRS Id. No.)


                         Exhibit Index Appears on Page 4

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Item 5.   OTHER EVENTS.

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on December 19, 1996, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)    Financial Statement of Businesses Acquired.

          None.

   (b)    Pro Forma Financial Information.

          None.

   (c)    Exhibits.

          The following exhibit is filed herewith:

          99.1  Press Release dated December 19, 1996.

                                        2

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MICRO WAREHOUSE, INC.
                                                 (Registrant)



Date:  December 19, 1996                     By
                                               ------------------------------
                                               Bruce L. Lev
                                               Vice President

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                                  EXHIBIT INDEX

Exhibit
Number                                       Description
------                                       -----------

 99.1                              Press Release dated December 19, 1996

                                        4